UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2015

EDGEWELL PERSONAL CARE COMPANY

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, Including Zip Code)

314-594-1900

(Registrant’s Telephone Number, including area code)

Energizer Holdings, Inc.

533 Maryville University Drive, St. Louis, Missouri 63141

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2015, Edgewell Personal Care Company (formerly Energizer Holdings, Inc.) (the “Company”) and Energizer Holdings, Inc. (formerly Energizer SpinCo, Inc.) (“New Energizer”) entered into that certain Contribution Agreement described in more detail in Item 2.01 below (the “Contribution Agreement”), which description is incorporated by reference herein and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01	Completion of the Acquisition or Disposition of Assets

Effective as of 12:01 a.m., Eastern Time, on July 1, 2015, the Company completed the previously announced spin-off of its Household Products business to the Company’s shareholders (the “Spin-Off”).

On June 30, 2015, pursuant to the Separation and Distribution Agreement dated June 25, 2015 by and between the Company and New Energizer (the “Separation Agreement”) and the Contribution Agreement:

•	The Company completed an internal reorganization, which we refer to as the “internal reorganization,” in connection with which New Energizer became the parent company of those Company operations comprising, and the entities that will conduct, the Household Products business; and

•	In the final step of the internal reorganization and pursuant to the Contribution Agreement, New Energizer transferred approximately $1 billion to the Company in connection with the Company’s contribution of certain assets to New Energizer immediately prior to the completion of the Spin-Off.

The description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 29, 2015 and which description is incorporated by reference herein.

Consummation of the Spin-Off was subject to customary closing conditions that were satisfied prior to the Spin-Off, including, among other things, the completion of the internal reorganization, the receipt of an opinion of tax counsel, the completion of related financing transactions, and the other conditions summarized in the Separation Agreement.

The Company completed the Spin-Off by distributing 100% of the outstanding shares of common stock of New Energizer to the Company’s shareholders. As a result of the distribution, New Energizer has separated from the Company and its common stock began regular-way trading on the New York Stock Exchange (“NYSE”) under the symbol “ENR” on July 1, 2015. The Company distributed a total of 62,193,281 shares of New Energizer common stock to the Company’s shareholders of record as of the close of business on June 16, 2015, the record date for the distribution, with one share of New Energizer common stock distributed for each share of Company common stock outstanding. Following the Spin-Off, the Company does not beneficially own any shares of common stock of New Energizer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Spin-Off and as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2015, each of Bill G. Armstrong, John E. Klein, W. Patrick McGinnis, J. Patrick Mulcahy and John R. Roberts resigned as a director of the Company to join the board of directors of New Energizer and each of David P. Hatfield, Rakesh Sachdev, and Carla C. Hendra has joined the Company’s Board of Directors, all effective July 1, 2015.

Following the Spin-Off, the Board of Directors of the Company consists of Ward M. Klein, David P. Hatfield, Daniel J. Heinrich, Carla C. Hendra, R. David Hoover, John C. Hunter, James C. Johnson and Rakesh Sachdev. Mr. Klein has been appointed Executive Chairman of the Board, Mr. Hoover has been appointed Lead Independent Director, and the composition of the Audit Committee, Nominating and Executive Compensation Committee and Finance and Oversight Committee were reconstituted as follows:

Audit Committee

Daniel J. Heinrich (Chair)

James C. Johnson

Rakesh Sachdev

Nominating and Executive Compensation Committee

Carla C. Hendra

John C. Hunter III (Chair)

James C. Johnson

Finance and Oversight Committee

David P. Hatfield

Daniel J. Heinrich

R. David Hoover (Chair)

Ward M. Klein

Additionally, in connection with the consummation of the Spin-Off and as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2015, Alan R. Hoskins, Mark S. LaVigne, Brandon P. Davis and Brian K. Hamm resigned as officers of the Company to join New Energizer and Daniel J. Sescleifer retired as Chief Financial Officer of the Company, in each case effective July 1, 2015. The Company appointed Ward M. Klein as Executive Chairman of the Board of Directors, David P. Hatfield as President and Chief Executive Officer, Sandra J. Sheldon as Chief Financial Officer and Elizabeth E. Dreyer as Vice President, Controller and Chief Accounting Officer, in each case effective July 1, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 30, 2015, the Company changed its name from Energizer Holdings, Inc. to Edgewell Personal Care Company in connection with the Spin-Off.

The name change was effected through a short-form merger pursuant to Section 351.447 of The General and Business Corporation Law of Missouri (the “MGBCL”) by merging a wholly-owned subsidiary of the Company with and into the Company, with the Company as the surviving corporation in the merger. Under the MGBCL, the merger did not require shareholder approval and had the effect of amending the Company’s articles of incorporation to reflect the new legal name of the Company. The Company also amended its bylaws, effective as of the same date, to reflect the name change.

A copy of the Articles of Merger effecting the name change is attached hereto as Exhibit 3.1 and is incorporated by reference herein. A copy of the bylaws of the Company, as amended and restated, is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

The Company’s common stock began regular-way trading on the NYSE under the symbol “EPC” with the CUSIP No. 28035Q 102 on July 1, 2015.

Item 8.01.	Other Events.

On July 1, 2015, the Company issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the name change described above under Item 5.03, the Company launched a new corporate website: www.edgewell.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s Board of Directors, the Corporate Governance Principles, and the Company’s Codes of Conduct, are available on this website. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Contribution Agreement by and between the Company and New Energizer dated June 30, 2015

3.1	Articles of Merger effective June 30, 2015

3.2	Amended and Restated Bylaws of the Company effective June 30, 2015

99.1	Press Release of the Company, dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWELL PERSONAL CARE COMPANY

By:	/s/ Sandra J. Sheldon
Sandra J. Sheldon
Chief Financial Officer

Dated: July 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement by and between the Company and New Energizer dated June 30, 2015

3.1	Articles of Merger effective June 30, 2015

3.2	Amended and Restated Bylaws of Company effective June 30, 2015

99.1	Press Release of Company, dated July 1, 2015